UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2023

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment of 2006 Employee Equity Incentive Plan

At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Synopsys, Inc. (“Synopsys”) held on April 12, 2023, Synopsys’ stockholders approved Synopsys’ 2006 Employee Equity Incentive Plan, as amended (the “Amended Employee Equity Plan”), in order to, among other items, increase the number of shares of common stock available for issuance under the Amended Employee Equity Plan by 3,300,000. Synopsys’ Board of Directors (the “Board”) and the Compensation and Organizational Development Committee of the Board previously approved the Amended Employee Equity Plan, subject to such stockholder approval. Synopsys’ executive officers are eligible to participate in the Amended Employee Equity Plan.

A summary of the Amended Employee Equity Plan is set forth in Synopsys’ definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 17, 2023 (the “Proxy Statement”). The summary and the description above of the Amended Employee Equity Plan do not purport to be complete and are qualified in their entirety by reference to the Amended Employee Equity Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)(b) Stockholder Meeting Results

As described in Item 5.02(e) above, Synopsys held its Annual Meeting on April 12, 2023. As of the record date of February 13, 2023, 152,293,735 shares of Synopsys common stock were outstanding and entitled to vote at the Annual Meeting. A total of 137,636,962 shares of Synopsys common stock, constituting a quorum, were represented in person or by proxy at the Annual Meeting.

Synopsys’ stockholders voted on six proposals at the Annual Meeting. The proposals are further described in the Proxy Statement. The final results of the votes regarding each proposal are set forth below.

Proposal 1: Synopsys’ stockholders elected nine directors to Synopsys’ Board, to serve until the next annual meeting of stockholders or until their successors are elected. The voting results regarding this proposal are set forth below:

	For	Against	Abstain	Broker Non-Votes
Aart J. de Geus	117,029,567	8,732,067	894,631	10,980,697
Luis Borgen	126,328,859	206,655	120,751	10,980,697
Marc N. Casper	125,462,998	1,068,428	124,839	10,980,697
Janice D. Chaffin	120,174,259	6,369,352	112,654	10,980,697
Bruce R. Chizen	97,111,155	28,834,418	710,692	10,980,697
Mercedes Johnson	122,201,567	4,344,621	110,077	10,980,697
Jeannine P. Sargent	125,470,213	1,065,723	120,329	10,980,697
John G. Schwarz	116,514,508	10,022,624	119,133	10,980,697
Roy Vallee	121,019,136	4,926,287	710,842	10,980,697

Proposal 2: As described in Item 5.02(e) above, Synopsys’ stockholders approved the Amended Employee Equity Plan in order to, among other items, increase the number of shares of common stock available for issuance under the Amended Employee Equity Plan by 3,300,000. The Amended Employee Equity Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K. The voting results regarding this proposal are set forth below:

For:	115,670,840
Against:	10,883,117
Abstain:	102,308
Broker Non-Votes:	10,980,697

Proposal 3: Synopsys’ stockholders indicated their preference, on an advisory basis, that an advisory vote on the compensation of Synopsys’ named executive officers be held every year. The voting results regarding this proposal are set forth below:

1 Year:	125,758,016
2 Years:	32,985
3 Years:	729,067
Abstain:	136,197
Broker Non-Votes:	10,980,697

Proposal 4: Synopsys’ stockholders approved, on an advisory basis, the compensation of Synopsys’ named executive officers as disclosed in the Proxy Statement. The voting results regarding this proposal are set forth below:

For:	118,241,447
Against:	8,241,614
Abstain:	173,204
Broker Non-Votes:	10,980,697

Proposal 5: Synopsys’ stockholders ratified the selection of KPMG LLP as Synopsys’ independent registered public accounting firm for the fiscal year ending October 28, 2023. The voting results regarding this proposal are set forth below:

For:	130,589,433
Against:	6,382,497
Abstain:	665,032
Broker Non-Votes:	0

Proposal 6: Synopsys’ stockholders approved the stockholder proposal regarding special stockholder meetings. The voting results regarding this proposal are set forth below:

For:	63,099,208
Against:	63,092,893
Abstain:	464,164
Broker Non-Votes:	10,980,697

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.2	2006 Employee Equity Incentive Plan, as amended

10.3	Form of Restricted Stock Unit Grant Notice and Award Agreement under 2006 Employee Equity Incentive Plan

10.4	Form of Notice of Grant of Stock Options and Option Agreement under 2006 Employee Equity Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: April 14, 2023	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary